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                                                                    EXHIBIT 10.7


                          FIRST AMENDMENT TO AGREEMENT
                           AND PLAN OF REORGANIZATION


       This First Amendment to Agreement and Plan of Reorganization ("Amendment") is dated as of February 27, 1997, and is entered into among Valerie A. Hayes, Corporation Capital Leasing Group, Inc., First Sierra Financial, Inc. and First Sierra Pennsylvania, Inc.


                                    Recitals

       Each of the parties named in the preamble are parties to that certain Agreement and Plan of Reorganization dated as of October 15, 1996 (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Amendment. Any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Agreement.

       NOW, THEREFORE, in and for the mutual covenants and agreements set forth herein, the parties agree as follows:

       1. Amendments. (a) Section 2(c)(iii)(3) is amended by deleting all the provisions following the first sentence thereof with the exception of the last sentence of such section.

              (b) Section 2(c)(iv) is amended by deleting all of the provisions following the first sentence thereof with the exception of the last sentence of such section.

              (c) Section 2(c)(vi)(2) is amended by deleting the last two sentences thereof and by amending the third to last sentence by placing a period after the number "43,691" and deleting the remaining language.

              (d) Section 1 of the Agreement is amended by deleting the definitions of "Decreasing Adjustment Event" and "Increasing Adjustment Event" and substituting the following in lieu thereof:

              "Decreasing Adjustment Event" means the reduction of the number of shares of First Sierra Common Stock outstanding at any time after the issuance of the Preferred Stock by virtue of a reverse stock split."

              "Increasing Adjustment Event" means an increase in the number of shares of First Sierra Common Stock outstanding at any time after the issuance of the Preferred Stock by virtue of a stock dividend payable in shares of First Sierra Common Stock or by virtue of a subdivision or split-up of shares of First Sierra Common Stock."
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              2.     Miscellaneous.  As amended herein, the Agreement is
       ratified and confirmed by all parties. This Amendment may be executed in any number of original counterparts, all of which will constitute but one and the same instrument.

       EXECUTED as of the date first above written.



                                             /s/ VALERIE A. HAYES
                                           -------------------------------------
                                           VALERIE A. HAYES


                                           CORPORATE CAPITAL LEASING GROUP, INC.

                                           By:   /s/ VALERIE A. HAYES
                                              ----------------------------------
                                           Name:     Valerie A. Hayes
                                                --------------------------------
                                           Title:    President
                                                 -------------------------------


                                           FIRST SIERRA FINANCIAL, INC.

                                           By: /s/ THOMAS J. DEPPING
                                              ----------------------------------
                                                   Thomas J. Depping, President


                                           FIRST SIERRA PENNSYLVANIA, INC.


                                           By: /s/ THOMAS J. DEPPING
                                              ----------------------------------
                                                   Thomas J. Depping, President



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